Exhibit 99.1
CONSENT OF INDEPENDENT ACCOUNTANTS
     We hereby consent to the inclusion in the prospectus supplement dated March 1, 2010, to the registration statement on Form S-3 (No. 333-162221) filed on January 11, 2010 by Diamond Foods, Inc. (“Diamond”), of our report dated February 27, 2010 relating to the financial statements of Lion/Stove Luxembourg Investment 2 S.à.r.l. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Norwich, United Kingdom
February 27, 2010